UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2021

Ecoark Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53361	30-0680177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Pearl Parkway Suite 200, San Antonio, TX	78215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1-800-762-7293

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 17, 2021, the 2020 annual meeting of stockholders (the “Annual Meeting”) of Ecoark Holdings, Inc., a Nevada corporation (the “Company”) was held. The following proposals were submitted to a vote by the Company’s stockholders at the Annual Meeting: (i) election of five members to the Board of Directors for a one-year term expiring at the next annual meeting of stockholders (Proposal 1); (ii) ratification of the selection of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021 (Proposal 2); and (iii) approval of an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are not sufficient votes to approve any of the other proposals before the Annual Meeting (Proposal 3). All of these proposals were described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on February 3, 2021.

Set forth below are the voting results on Proposal 1 and Proposal 2 submitted to the stockholders for approval at the Annual Meeting. Because based on the tabulated preliminary voting results at the time of the Annual Meeting there were sufficient votes for Proposal 1 and Proposal 2 to be approved, Proposal 3 was rendered moot and no vote was taken on this proposal at the Annual Meeting.

Proposal 1. The Company’s stockholders voted to elect the following five directors to hold office for a one-year term expiring at the next annual meeting of stockholders.

Directors	Votes For	Votes Withheld	Broker Non-Votes
Randy S. May	7,390,097	203,675	8,971,431
John P. Cahill	7,231,830	361,942	8,971,431
Peter A. Mehring	7,397,171	196,601	8,971,431
Gary Metzger	7,270,111	323,661	8,971,431
Steven K. Nelson	7,329,796	263,976	8,971,431

Proposal 2. The Company’s stockholders voted to ratify the selection of RBSM LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021.

Votes For	Votes Against	Abstentions
16,240,347	101,333	223,523

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

March 22, 2021	Ecoark Holdings, Inc.

	By:	/s/ Randy S. May
Randy S. May Chief Executive Officer

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